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                                                                   EXHIBIT 10.21

                      FIFTH AMENDMENT TO CREDIT AGREEMENT
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     This Amendment ("Amendment") is made as of the 30/th/ day of April, 1999, by and between MATRIX SERVICE COMPANY, a Delaware corporation, MATRIX SERVICE, INC., an Oklahoma corporation, MIDWEST INDUSTRIAL CONTRACTORS, INC., a Delaware corporation, MATRIX SERVICE MID-CONTINENT, INC., an Oklahoma corporation, SAN LUIS TANK & PIPING CONSTRUCTION CO., INC., a Delaware corporation, WEST COAST INDUSTRIAL COATINGS, INC. a California corporation, MATRIX SERVICE, INC. (CANADA), an Ontario corporation, hereinafter collectively referred to as the "Borrowers" and individually as "Borrower" and Bank One, Oklahoma, NA formerly names Liberty Bank and Trust Company of Oklahoma City, N.A., assignee of Liberty Bank and Trust Company of Tulsa, N.A. (the "Bank").

     WHEREAS, the Borrowers and the Bank entered into a Credit Agreement dated August 30, 1994, as amended by that certain First Amendment to Credit Agreement dated June 19, 1997 (the "First Amendment"), as amended by that certain Second Amendment to Credit Agreement dated September 15, 1997, as further amended by that certain Third Amendment to Credit Agreement dated as of March 1, 1998, and as further amended by the Fourth Amended and Restated Credit Agreement dated as of October 22, 1998 (hereinafter collectively referred to as the "Existing Credit Agreement"), pursuant to which the Bank has established certain credit facilities in favor of the Borrowers, as more particularly described therein; and

     WHEREAS, Midwest International, Inc., a Delaware corporation, merged into Midwest Service Company, a Delaware corporation, which further merged into and is no longer independent but remains a part of Matrix Service, Inc., an Oklahoma corporation; and

     WHEREAS, Maintenance Services, Inc., a Delaware corporation, has merged into and is no longer independent but remains a part of Matrix Service Mid-Continent, Inc., and Oklahoma corporation; and

     WHEREAS, Colt Construction Company, a Delaware corporation, Mainserve-Allentech, Inc., a Delaware corporation, Tank Supply, Inc., an Oklahoma corporation, General Service Corporation, a Delaware corporation, Mayflower Vapor Seal Corp., an Oklahoma corporation, Petrotank Equipment, Inc., an Oklahoma corporation, have merged into and are no longer independent but remain a part of Matrix Service, Inc., an Oklahoma corporation; and

     WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth below:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Capitalized terms not defined herein shall have the meaning ascribed in the Existing Credit Agreement.

     2. (a) Section 7.2/ The Section bearing the heading Sale of Assets of the Existing Credit Agreement is hereby amended and restated to read as follows:
None of the Borrowers will sell, transfer, convey or otherwise dispose of, whether pursuant to a single transaction or a series of
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transaction: (i) the Collateral, or any portion thereof; or (ii) more than five percent (5%) in value of its other Properties. Notwithstanding the foregoing:
(i) the Borrowers may sell their Inventory and collect their Accounts in the ordinary course of business; (ii) the Borrowers may sell Properties not included in the Collateral if (A) such Properties are no longer used or useful in their respective business, (B) any such sale, transfer or other disposition is for a price not less than the fair market value of any such Properties and is made pursuant to commercially reasonable terms and condition, and (C) such sales, transfers and dispositions do not create a Default or Event of Default under any other provision of this Agreement; and (iii) the Borrowers may sell the stock and other assets of Brown Steel Contractors, Inc. and subsidiaries.

          (b) Section 7.9/ The Section bearing the heading Dividends and Distributions of the Existing Credit Agreement is hereby amended and restated to read as follows: None of the Borrowers will: (i) declare, make or pay any dividends on shares of any class of its capital stock, or set apart any sum of money or any assets for the payment of dividends, or make any other distribution, by reduction of capital or otherwise, in respect of any class of its capital stock; (ii) purchase, redeem, retire, or otherwise acquire, either directly or indirectly, any shares of any class of its capital stock, or set apart any sum of money or any of its assets therefor, or (iii) make any other type of payment or distribution of cash, property or assets to or among any of its shareholders (in their capacities as shareholder) with the exception of the distribution of the assets of Brown Steel Contractors and its subsidiaries to the Affiliates or borrowers. Notwithstanding the foregoing, any of the Borrowers may purchase or redeem shares of its capital stock in each fiscal year, provided that (A) no Default or Event of Default has occurred and is continuing as of the date any such purchase or redemption is to be made, and (B) the making of such purchase or redemption would not create or give rise to a Default or Event of Default under any other provision of this Agreement (including, without limitation, the financial covenants set forth in Subsection
7.11 hereof).

          (c) Section 7.11.1/ The Section bearing the heading Tangible Net Worth of the Existing Credit Agreement is hereby amended and restated to read as follows: The Borrowers will not permit their consolidated tangible net worth (determined in accordance with GAAP) to be less than an amount equal to the sum of $42,500,000.00 plus (beginning with the fiscal year ending May 31, 2000) fifty percent (50%) of the Borrowers' cumulative net income after tax, exclusive of the Borrowers' losses and/or one hundred percent (100%) of the proceeds of any public offering of the stock of any of the Borrowers.

     3. The Borrowers represent and warrant that (a) the representations and warranties contained in the Existing Credit Agreement are true and correct in all material respects as of the date of this Amendment, except to the extent necessary to reflect the mergers as defined in the preamble. (b) no condition, act or event which would constitute and Event of Default under the Existing Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute and Event of Default under the Existing Credit Agreement.

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     4.   The Borrowers agree to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this Amendment, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this Amendment.

     5. This Amendment shall become effective only after it is fully executed by the Borrowers and the Bank. Except as amended by this Amendment, the Existing Credit Agreement shall remain in full force and effect in accordance with its terms.

     6. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Existing Credit Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Existing Credit Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Existing Credit Agreement or release any owner of collateral securing the Existing Credit Agreement with the exception of the release of Brown Steel Contractors, Inc. and its subsidiaries from their liabilities under the Existing Credit Agreement, the Revolving Credit Facility and the Term Loan Facility. The validity, priority, and enforceability of the Existing Credit Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Existing Credit Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. Borrowers acknowledge that as of the date of this Amendment it has no offsets with respect to all amounts owed by Borrowers to Bank and Borrowers waive and release all claims which it may have against Bank arising under the Existing Credit Agreement on or prior to the date of this Amendment.

     7. The Borrowers acknowledge and agree that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Existing Credit Agreement; The Borrowers hereby specifically ratify and affirm the terms and provisions of the Existing Credit Agreement. Borrowers release Bank from any and all claims which may have arisen, known or unknown, in connection with the Existing Credit Agreement on or prior to the date hereof. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future amendments, should any be requested.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.

BORROWERS:

MATRIX SERVICE COMPANY

By:
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Title:
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MATRIX SERVICE, INC.

By:
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Title:
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MIDWEST INDUSTRIAL CONTRACTORS, INC.

By:
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Title:
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MATRIX SERVICE MID-CONTINENT, INC.

By:
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Title:
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SAN LUIS TANK PIPING CONSTRUCTION CO., INC.

By:
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Title:
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WEST COAST INDUSTRIAL COATINGS, INC.

By:
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Title:
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MATRIX SERVICE, INC. (CANADA)

By:
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Title:
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BANK ONE, OKLAHOMA, NA

By:
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Title:
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